UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2006

BPI Energy Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-32695	75-3183021

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30775 Bainbridge Road, Suite 280, Solon, Ohio	44139

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (440) 248-4200
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1 Agreement between BPI Energy/IEC (montgomery), LLC
EX-10.2 Agreement between BPI Energy/Christian Coal HLDGS
EX-99.1 Press Release

Item 1.01 Entry into a Material Definitive Agreement
     On April 26, 2006, BPI Energy Holdings, Inc. (the “Company”) entered into a lease agreement with IEC (Montgomery), LLC covering approximately 100,000 acres of coalbed methane (“CBM”) rights in Christian, Fayette, Montgomery and Shelby Counties in Illinois. The lease agreement extends until April 26, 2026. After the initial term of the agreement, the Company can continue to hold the lease as to each acreage block where the Company is producing CBM in commercially reasonable quantities sufficient to yield a return in excess of operating costs. The Company is required to pay royalties to IEC (Montgomery), LLC on the Company’s gross proceeds from the sale of CBM produced from the covered acreage at a rate of 6.25% until May 1, 2011 and thereafter at a rate between 6.25% to 12.5%, depending on the price the Company receives for CBM at the time.
     On April 26, 2006, the Company also entered into a lease agreement with Christian Coal Holdings, LLC covering approximately 12,000 acres of CBM rights in Christian and Montgomery Counties in Illinois. The lease agreement extends until April 26, 2026. After the initial term of the agreement, the Company can continue to hold the lease as to each acreage block where the Company is producing CBM in commercially reasonable quantities sufficient to yield a return in excess of operating costs. The Company is required to pay royalties to Christian Coal Holdings, LLC on the Company’s gross proceeds from the sale of CBM produced from the covered acreage at a rate of 12.5%.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits.

10.1	Coal Seam Gas Lease Agreement , dated April 26, 2006, by and between BPI Energy, Inc. and IEC (Montgomery), LLC

10.2	Coal Seam Gas Lease Agreement , dated April 26, 2006, by and between BPI Energy, Inc. and Christian Coal Holdings, LLC

99.1	Press Release of BPI Energy Holdings, Inc. dated April 26, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPI Energy Holdings, Inc.
	By:	/s/ George J. Zilich
George J. Zilich
Date: April 28, 2006		Chief Financial Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Coal Seam Gas Lease Agreement , dated April 26, 2006, by and between BPI Energy, Inc. and IEC (Montgomery), LLC

10.2	Coal Seam Gas Lease Agreement , dated April 26, 2006, by and between BPI Energy, Inc. and Christian Coal Holdings, LLC

99.1	Press Release of BPI Energy Holdings, Inc. dated April 26, 2006